UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 24, 2003

PARK PLACE ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3930 Howard Hughes Parkway

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 699-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events.

The Company issued a press release on December 24, 2003 announcing the sale of the Las Vegas Hilton.  The press release of such matter is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits

		99.1	Press Release issued by Park Place Entertainment Corporation, dated December 24, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION

By:		/s/ Harry C. Hagerty, III
	Name:	Harry C. Hagerty, III
	Title:	Executive Vice President and Chief
Financial Officer

Dated:  December 24, 2003